SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest Event Reported): May 31, 2001
                                                          --------------


                  Charter Municipal Mortgage Acceptance Company
                 -----------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                                    Delaware
                                   ----------
                 (State or other Jurisdiction of Incorporation)



                1-13237                                13-3949418
               ---------                              ------------
        (Commission File Number)           (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                          ----------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure
         ------------------------

            Charter Municipal Mortgage Acceptance Company ("CharterMac") previously made available unaudited supplemental data regarding its operations for the quarter ended March 31, 2001, a copy of which was attached to its Current Report on Form 8-K filed on May 31, 2001 as Exhibit 99.1 (the "Original Filing").

            Due to the discovery of typographical errors and file translation issues in the Original Filing, CharterMac has posted an errata sheet on its web page at www.chartermac.com. Most of the revised data is historical in context impacting the presentation of prior quarter information and does not substantially impact CharterMac's first quarter 2001 results. The revised information is limited only to the Original Filing and does not impact CharterMac's 10-K or 10-Q filings.

            The information included in this Current Report on Form 8-K/A is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Report will not be deemed an admission to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:   /s/Stuart J. Boesky
                                         ----------------------------------
                                         Stuart J. Boesky
                                         President
August 22, 2001